UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2002
                                                  (March 22, 2002)



                           J.A.B. International, Inc.
               ---------------------------------------------------
               (Exact Name of Company as specified in its charter)

Nevada                                000-12761                 88-0180496
----------------------------   -----------------------    ----------------------
(State or other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)


                 1013 Fairway Drive, Winter Park, Florida 32792
                     --------------------------------------
                    (Address of principal executive offices)

                                 (407) 629-7373
                 ----------------------------------------------
                (Issuer's telephone number, including area code)





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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifing Accountant.

         Not applicable.

Item 5.  Other Events and Regulstion FD Disclosure.

     Pursuant to the written consent of the Board of Directors of J.A.B International, Inc. dated March 22, 2002, the Board authorized the change in the accounting fiscal year end from June 30 to December 31. A retroactive application of the change in fiscal year end will be effective for the year ending December 31, 2001.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.



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


                                   Signatures




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           J.A.B. International, Inc.

Date: March 28, 2002

                           By: /s/ Jefferson A. Bootes
                               ------------------------------
                               Jefferson A. Bootes, President








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